=================================================================




               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            Form 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                Date of report: January 25, 1994

                        USAIR GROUP, INC.
                (Commission file number: 1-8444)

                               and

                           USAIR, INC.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)

        Delaware                USAir Group, Inc. 54-1194634
(State of Incorporation)        USAir, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identifications Nos.)

                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)

                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)




=================================================================

Item 5.   Other Events
- ----------------------
     USAir Group, Inc. and USAir, Inc. disseminated a press release on January 25, 1994 disclosing results of operations for both companies for the three and twelve months ended December 31, 1993.

Item 7.   Financial Statements and Exhibits
- -------------------------------------------
(c)  Exhibits

          Designation    Description
          -----------    -----------
              99         Press release dated January 25, 1994 of
                         USAir Group, Inc. and USAir, Inc., with
                         Consolidated Statements of Operations for
                         each company.



                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                              USAir Group, Inc.


                              By:    /s/ Ann Greer-Rector
                                  --------------------------------
                                  Ann Greer-Rector
                                  Vice President and Controller
                                  (Principal Accounting Officer)


                              USAir, Inc.


                              By:    /s/ Ann Greer-Rector
                                  --------------------------------
                                  Ann Greer-Rector
                                  Vice President and Controller
                                  (Principal Accounting Officer)




Date: January 25, 1994

                       USAIR GROUP REPORTS 1993
                       ------------------------
                   YEAR-END, FOURTH QUARTER RESULTS
                   --------------------------------


   ARLINGTON, VA, Jan. 25, 1994--USAir Group today reported a 1993 net loss of $393.1 million, including non-recurring charges of $156.2 million, on revenue of $7.1 billion. These results compare positively with a net loss of $1.2 billion, including non-recurring charges of $761.7 million, on revenue of $6.7 billion for 1992.

   For the fourth quarter, USAir Group reported a net loss of $116.5 million, including non-recurring charges of $60.2 million, on revenue of $1.8 billion. This compares with a net loss of $254.0 million, including non-recurring charges of $143.9 million, on revenue of $1.6 billion for the same quarter of 1992.

                           Full-Year Results
                           -----------------

   Results for 1993 include $156.2 million in one-time, pre-tax charges, including the cumulative effect of a retroactive change in the method of accounting for postemployment benefits (FAS 112) and charges associated with employee workforce reductions and wage concessions.

   Before non-recurring charges, USAir Group's operating profit for the year 1993 was $23.7 million compared with a $223.1 million operating loss, before non-recurring charges, for 1992. The pre-tax loss, before non-recurring charges, was $236.9 million for 1993, which compares with a pre-tax loss, before non-recurring charges, of $467.2 million in 1992.

   Loss per common share before the cumulative effect of FAS 112 and after preferred stock dividend requirements for 1993 was $7.68 on 55.1 million shares outstanding. This compares with a loss per common share of $13.88 on 47.0 million shares outstanding in 1992. Before non-recurring items, the loss per share after preferred stock dividend requirements for 1993 was $5.64 compared with $11.04 for 1992.

   The adoption of FAS 112, which occured in the third quarter of 1993, resulted in a charge of $43.7 million retroactive to January 1, 1993.

                        Fourth Quarter Results
                        ----------------------

   Results for the fourth quarter of 1993 include $60.2 million in pre-tax, non-recurring charges which include the write-down of certain airport facilities and charges associated with employee wage conces-sions.

                                (MORE)

PAGE 2: USAIR GROUP REPORTS...
- ------------------------------

   For the fourth quarter, USAir Group's operating income, before non-recurring items, was $13.7 million, which compares with an operating loss, before non-recurring items, of $45.9 million for the fourth quarter of 1992. The pre-tax loss for the quarter, before non-recurring charges, was $56.3 million, which compares with a pre-tax loss, before non-recurring charges, of $110.1 million in 1992.

   Per share loss for the fourth quarter of 1993 was $2.29 versus $5.66 in 1992. Before non-recurring items, the loss per share was $1.27 in the fourth quarter of 1993 versus $2.61 before non-recurring charges in the fourth quarter of 1992.

   "While we have made substantial progress in reducing our losses for the year and for the fourth quarter, our financial results remain unsatisfactory," said USAir Chairman, President and CEO Seth E.
Schofield.

   "To enhance USAir's ability to compete with low-cost, low-fare airlines, we are taking action to reduce our costs and improve the productivity of our assets and personnel, including introduction later this year of a new short-haul service program, which we expect will permit us to increase capacity and lower unit costs in certain markets under 500 miles."

                                                                                              PRESS RELEASE
                                          USAir Group, Inc.
                               Consolidated Statements of Operations
                                 Adjusted for Non-Recurring Items

                                             (unaudited)
                           (dollars in millions except per share amounts)
                                       Three Months                           Years
                                    Ended December 31,  Better(Worse)   Ended December 31,   Better(Worse)
                                    ------------------  -------------   ------------------   -------------
                                      1993      1992    Amount    %       1993       1992    Amount     %
                                      ----      ----    ------   ---      ----       ----    ------    ---
Operating Revenues                  $1,802.5  $1,634.8  $167.7  10.3 %  $7,083.2  $ 6,686.4  $ 396.8   5.9 %
Operating Expenses                   1,835.6   1,788.1   (47.5) (2.7)%   7,158.6    7,016.9   (141.7) (2.0)%
                                     -------   -------                   -------   --------
  Operating Profit (Loss) *            (33.1)   (153.3)  120.2  78.4 %     (75.4)    (330.5)   255.1  77.2 %
Non-Recurring Items - Add (Deduct)     (46.8)   (107.4)                    (99.1)    (107.4)
                                     -------   -------                   -------   --------
  Adjusted Operating Profit (Loss)      13.7     (45.9)   59.6   N/M        23.7     (223.1)   246.8   N/M
Non-Operating Income (Expense)         (83.4)   (100.7)   17.3  17.2 %    (274.0)    (270.3)    (3.7) (1.4)%
                                     -------   -------                   -------   --------
  Pre-Tax Profit (Loss) *             (116.5)   (254.0)  137.5  54.1 %    (349.4)    (600.8)   251.4  41.8 %
Non-Recurring Non-Op - Add (Deduct)    (13.4)    (36.5)                    (13.4)     (26.2)
  Adjusted Pre-Tax Profit (Loss)       (56.3)   (110.1)   53.8  48.9 %    (236.9)    (467.2)   230.3  49.3 %

FAS 106 Transition Expense                 -         -                         -      745.7
FAS 112 Transition Expense                 -         -                      43.7          -
Tax Provision (Credit)                     -         -                         -     (117.6)
                                     -------   -------                   -------   --------
Net Income (Loss) *                 $ (116.5) $ (254.0) $137.5  54.1 %  $ (393.1) $(1,228.9) $ 835.8  68.0 %
                                     =======   =======                   =======   ========

Non-Recurring Items -
 Operating Expense:
  Employee Payback                  $  (36.8) $      -                  $  (36.8) $       -
  Reserve for Non-Operating
    Aircraft                               -    (107.4)                     18.4     (107.4)
  Reserve for Airport Facilities        (8.9)        -                      (8.9)         -
  1993 Early Retirement Incentive/
    Furlough                             1.9         -                     (68.8)         -
  Other                                 (3.0)        -                      (3.0)         -
                                     -------   -------                   -------   --------
    Total                           $  (46.8) $ (107.4)                 $  (99.1) $  (107.4)
                                     =======   =======                   =======   ========
Non-Recurring Items -
 Non-Operaring Expense:
  Loss on Investment in Galileo     $   (8.8) $      -                  $   (8.8) $       -
  Write Down Airport Facilities         (4.6)        -                      (4.6)         -
  Loss on Sale of MD-82 Aircraft           -     (34.1)                        -      (34.1)
  Gain on Sale of GAG Subsidaries          -         -                         -       10.3
  Other                                    -      (2.4)                        -       (2.4)
                                     -------   -------                   -------   --------
    Total                           $  (13.4) $  (36.5)                 $  (13.4) $   (26.2)
                                     =======   =======                   =======   ========
Income (Loss) Per Common Share:
  As Reported - Before Accounting
    Changes                         $  (2.29) $  (5.66)  $3.37  59.5 %  $  (7.68) $  (13.88)  $ 6.20  44.7 %
  Effect of Non-Recurring Items
    Listed Above                       (1.02)    (3.05)                    (2.04)     (2.84)
                                     -------   -------                   -------   --------
    Income (Loss) Per Share Before
      Non-Recurring Items              (1.27)    (2.61)  $1.34  51.3 %     (5.64)    (11.04)  $ 5.40  48.9 %
  As Reported - Effect FAS 106
    and 112                                -         -                     (0.80)    (13.35)
  Effect of Non-Recurring Items
   Listed Above                        (1.02)    (3.05)                    (2.04)     (2.84)
                                     -------   -------                   -------   --------
     Income (Loss) Per Share
        as Reported                 $  (2.29) $  (5.66)  $3.37  59.5 %  $  (8.48) $  (27.23)  $18.75  68.9 %
                                     =======   =======                   =======   ========

*  1992 includes 10/92 IAM strike impact $(45) million [Revenue $(65) million and Expense $(20) million].
N/M - Not Meaningful.

                                                                                    PRESS RELEASE
                                          USAir Group, Inc.
                               CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 Three Months Ended         Twelve Months Ended
                                                     December 31,               December 31,
                                              ------------------------    -----------------------
                                                 1993          1992          1993          1992
                                                 ----          ----          ----          ----
                                                                   (unaudited)
                                                     (in thousands, except per share amounts)
Operating Revenues
  Passenger Transportation                    $1,656,920    $1,521,214    $6,554,926    $6,198,409
  Cargo and Freight                               46,135        43,360       173,824       172,360
  Other                                           99,436        70,254       354,458       315,643
                                               ---------     ---------     ---------     ---------
    Total Operating Revenues                   1,802,491     1,634,828     7,083,208     6,686,412

Operating Expenses
  Personnel Costs                                736,355       617,379     2,841,344     2,623,645
  Aviation Fuel                                  178,341       187,387       710,109       753,301
  Commissions                                    154,823       142,283       596,779       569,583
  Other Rent and Landing Fees                    131,574       109,152       470,093       405,842
  Aircraft Rent                                  116,378       193,441       472,622       530,046
  Aircraft Maintenance                            98,401       118,019       374,084       379,870
  Depreciation and Amortization                   78,422        83,856       306,330       309,368
  Other, Net                                     341,313       336,607     1,387,273     1,445,278
                                               ---------     ---------     ---------     ---------
    Total Operating Expenses                   1,835,607     1,788,124     7,158,634     7,016,933
                                               ---------     ---------     ---------     ---------
Operating Income (Loss)                          (33,116)     (153,296)      (75,426)     (330,521)

Other Income (Expense)
  Interest Income                                  4,814         2,622        12,632         9,898
  Interest Expense                               (63,823)      (62,762)     (249,916)     (248,691)
  Interest Capitalized                             3,546         6,050        17,763        27,802
  Other, Net                                     (27,961)      (46,655)      (54,420)      (59,306)
                                               ---------     ---------     ---------     ---------
    Total Income (Expense), Net                  (83,424)     (100,745)     (273,941)     (270,297)

Income (Loss) Before Taxes and Cumulative
  Effect of Accounting Changes                  (116,540)     (254,041)     (349,367)     (600,818)

  Income Tax Credit                                    -             -             -             -
                                               ---------     ---------     ---------     ---------
Income (Loss) Before Cumulative Effect
  of Accounting Changes                         (116,540)     (254,041)     (349,367)     (600,818)

Cumulative Effect of Changes in Method of
  Accounting for Postemployment Benefit
  in 1993 and Postretirement Benefits Other
  Than Pensions (Net of Income Tax Benefit
  of $117,571) in 1992                                 -             -       (43,749)     (628,098)
                                               ---------     ---------     ---------     ---------

Net Income (Loss)                               (116,540)     (254,041)     (393,116)   (1,228,916)

  Preferred Dividend Requirement                 (19,157)      (12,942)      (73,651)      (51,766)
                                               ---------     ---------     ---------     ---------
Net Income (Loss) Applicable to
  Common Stockholders                         $ (135,697)   $ (266,983)   $ (466,767)  $(1,280,682)
                                               =========     =========     =========     =========

Income (Loss) per Common Share
  Before Accounting Changes                   $    (2.29)   $   (5.66)    $    (7.68)   $   (13.88)
  Effect of Accounting Changes                         -            -          (0.80)       (13.35)
                                               ---------     ---------     ---------     ---------
    Income (Loss) Per Common Share            $    (2.29)   $   (5.66)    $    (8.48)   $   (27.23)
                                               =========     =========     =========     =========

Shares Used For Computation (000)                 59,190        47,197        55,070        47,026

                                             USAir, Inc.                          PRESS RELEASE
                          (A Wholly-Owned Subsidiary of USAir Group, Inc.)
                               CONSOLIDATED STATEMENTS OF OPERATIONS
                             Three Months Ended December 31,    Twelve Months Ended December 31,
                             -------------------------------    --------------------------------
                                1993         1992   % Change        1993         1992    % Change
                                ----         ----   --------        ----         ----    --------
                                                         (unaudited)
                                                  (dollars in thousands)
Operating Revenues
  Passenger Transportation   $1,539,921   $1,411,804    9.1      $6,081,788   $5,785,830    5.1
  Cargo and Other               150,350      117,877   27.5         541,260      449,792   20.3
                              ---------    ---------              ---------    ---------
    Total Operating Revenues  1,690,271    1,529,681   10.5       6,623,048    6,235,622    6.2
Operating Expenses
  Personnel Costs               699,040      584,328   19.6       2,698,039    2,492,424    8.2
  Aviation Fuel                 170,262      178,673   (4.7)        677,859      720,649   (5.9)
  Commissions                   145,802      133,760    9.0         559,793      537,688    4.1
  Other Rent & Landing Fees     127,791      105,744   20.8         455,887      391,215   16.5
  Aircraft Rent                 105,344      184,454  (42.9)        431,616      496,061  (13.0)
  Aircraft Maintenance           79,602      105,311  (24.4)        308,890      318,986   (3.2)
  Depreciation & Amortization    71,608       77,223   (7.3)        279,077      282,567   (1.2)
  Other Expenses, Net           329,125      329,480   (0.1)      1,340,627    1,365,621   (1.8)
                              ---------    ---------              ---------    ---------
    Total Operating Expenses  1,728,574    1,698,973    1.7       6,751,788    6,605,211    2.2
                              ---------    ---------              ---------    ---------
Operating Loss                  (38,303)    (169,292) (77.4)       (128,740)    (369,589) (65.2)
Other Income (Expense)
  Interest Income                 5,223       10,590  (50.7)         24,794       48,866  (49.3)
  Interest Expense              (63,490)     (57,572)  10.3        (238,628)    (229,643)   3.9
  Interest Capitalized            3,546        6,045  (41.3)         17,754       27,181  (34.7)
  Other, Net                    (26,843)     (45,415) (40.9)        (50,228)     (66,491) (24.5)
                              ---------    ---------              ---------    ---------
    Other Income (Exp.), Net    (81,564)     (86,352)  (5.5)       (246,308)    (220,087)  11.9
                              ---------    ---------              ---------    ---------
Loss Before Taxes and
 Cumulative Effect of
 Accounting Changes            (119,867)    (255,644) (53.1)       (375,048)    (589,676) (36.4)
  Income Tax Credit                   -            -    NM                -            -    NM
                              ---------    ---------              ---------    ---------
Loss Before Cumulative Effect
  of Accounting Changes        (119,867)    (255,644) (53.1)       (375,048)    (589,676) (36.4)
Cumulative Effect of Changes
 in Method of Accounting for
 Postemployment Benefits in
 1993 and Postretirement
 Benefits Other Than Pensions
 (Net of Income Tax Benefit
 of $106,721) in 1992                 -            -    NM          (43,749)    (638,822) (93.2)
                              ---------    ---------              ---------    ---------
Net Loss                     $ (119,867)  $ (255,644) (53.1)     $ (418,797) $(1,228,498) (65.9)
                              =========    =========              =========   ==========
Airline Operating and Financial Statistics (Note 1)
(* denotes scheduled service only)    (c = cents)   (NM = Not Meaningful)
Revenue Passengers (Thousands)*  14,210       12,644   12.4          53,678       54,655   (1.8)
Avg. Psgr. Journey (Miles)*         637          643   (0.9)            656          642    2.2
Rev. Psgr. Miles (Millions)*      9,055        8,128   11.4          35,221       35,097    0.4
Avail. Seat Miles (Millions)*    15,088       14,489    4.1          59,485       59,667   (0.3)
Passenger Load Factor*             60.0 %       56.1 %  3.9  pts       59.2 %       58.8 %  0.4  pts
Yield*                            17.01 c      17.37 c (2.1)          17.27 c      16.49 c  4.7
Passenger Revenue per ASM*        10.21 c       9.74 c  4.8           10.22 c       9.70 c  5.4
Revenue per ASM (Note 2)          11.07 c      10.50 c  5.4           11.04 c      10.38 c  6.4
Average Stage Length (Miles)*       534          526    1.5             536          516    3.9
Cost per ASM (Note 2)             11.01 c      10.93 c  0.7           11.09 c      10.82 c  2.5
Total Rev.Psgr.Miles (Millions)   9,126        8,194   11.4          35,529       35,436    0.3
Total ASMs (Millions)            15,176       14,566    4.2          59,841       60,052   (0.4)
Rev. Aircraft Miles (Millions)*     117          114    2.6             462         473    (2.3)
Breakeven Load Factor (Net)
   (Note 2)                        62.0 %       60.3 %  1.7  pts       61.7 %      63.2 %  (1.5) pts
Cost of Fuel Per Gallon           57.72 c      62.69 c (7.9)          58.40 c     60.94 c  (4.2)
Gal. of Fuel Consumed (Millions)    295          285    3.5           1,161       1,183    (1.9)

Note 1. All operating statistics exclude flights operated by USAir under a wet lease arrangement with British Airways ("wet lease").
Note 2. Financial statistics exclude non-recurring charges.  Financial statistics also exclude the revenue and expense (which amounts net to zero) generated under the wet lease arrangement.
        Wet lease amounts of $10.2 million and $17.1 million have been excluded from the fourth quarter and year 1993, respectively, from both Other Revenue and Other Expense for purposes of financial statistic calculation.